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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 5, 1996



                                  VIASOFT, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-25472                  94-2892506
(State or other jurisdiction         (Commission          (IRS Employer Identi-
     of incorporation)               File Number)              fication No.)


3033 North 44th Street, Phoenix, Arizona                          85018
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code: 602/952-0050



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.           Financial Statements and Exhibits.

(a)and(b) Financial Statements and Pro Forma Financial Information. On December 20, 1996, the Company filed a Report on Form 8-K dated December 5, 1996 reporting the acquisition of Rottger & Osterberg Software-Technik GmbH ("R&O"). The financial statements and pro forma financial information required in connection with the acquisition of R&O pursuant to Item 7(a) and (b) of Form 8-K were unavailable at the time the Company filed such Form 8-K and were omitted from such Form 8-K in accordance with Items 7(a)(4) and 7(b)(2) thereof. On February 10, 1997 the Company filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 1996. Included in Item 5 of such Form 10-Q were the financial statements and pro forma financial information required pursuant to Item 7(a) and (b) of Form 8-K in connection with the acquisition of R&O as follows:

                           Report of Independent Public Accountants
                           Consolidated Balance Sheets as of December 31, 1994 and 1995 and September 30, 1996
                           Consolidated Statements of Operations for each of the two years in the period ended December 31, 1995 and for the nine months ended September 30, 1995 (unaudited) and 1996
                           Consolidated Statements of Stockholders' Deficit for two years in the period ended December 31, 1995 and for the nine months ended September 30, 1996 Consolidated Statements of Cash Flows for each of the two years in the period ended December 31, 1995 and for the nine months ended September 30, 1995 (unaudited) and 1996
                           Notes to Consolidated Financial Statements
                           Pro Forma Combined Statement of Operations for the year ended June 30, 1996 and for the six months ended December 31, 1996
                           Notes to Unaudited Pro Forma Combined Financial Statements

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         The contents of Item 5 to such Form 10-Q are incorporated herein by reference and are deemed to be set forth herein in satisfaction of Items 7(a)(4)(iv) and 7(b)(2) of Form 8-K.

(c)      Exhibits.

         99.1 Consolidated Financial Statements of R&O set forth below, incorporated by reference herein from Item 5 and pages F-1 through F-15 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996:

                           Report of Independent Public Accountants
                           Consolidated Balance Sheets as of December 31, 1994 and 1995 and September 30, 1996
                           Consolidated Statements of Operations for each of the two years in the period ended December 31, 1995 and for the nine months ended September 30, 1995 (unaudited) and 1996
                           Consolidated Statements of Stockholders' Deficit for two years in the period ended December 31, 1995 and for the nine months ended September 30, 1996 Consolidated Statements of Cash Flows for each of the two years in the period ended December 31, 1995 and for the nine months ended September 30, 1995 (unaudited) and 1996
                           Notes to Consolidated Financial Statements

         99.2 Pro Forma Financial Data of R&O set forth below, incorporated herein by reference from Item 5 and Pages P-1 through P-3 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996:

                           Pro Forma Combined Statement of Operations for the year ended June 30, 1996 and for the six months ended December 31, 1996
                           Notes to Unaudited Pro Forma Combined Financial Statements


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            VIASOFT, INC.


Dated: February 12, 1997                    By  /s/Steven D. Whiteman
                                               ----------------------
                                                 Steven D. Whiteman,
                                                 President

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                                  EXHIBIT INDEX


Exhibit
   No.   Item
   ---   ----

99.1 Consolidated Financial Statements of R&O set forth below, incorporated by reference herein from Item 5 and pages F-1 through F-15 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996:

                           Report of Independent Public Accountants
                           Consolidated Balance Sheets as of December 31, 1994 and 1995 and September 30, 1996
                           Consolidated Statements of Operations for each of the two years in the period ended December 31, 1995 and for the nine months ended September 30, 1995 (unaudited) and 1996
                           Consolidated Statements of Stockholders' Deficit for two years in the period ended December 31, 1995 and for the nine months ended September 30, 1996 Consolidated Statements of Cash Flows for each of the two years in the period ended December 31, 1995 and for the nine months ended September 30, 1995 (unaudited) and 1996
                           Notes to Consolidated Financial Statements

99.2 Pro Forma Financial Data of R&O set forth below, incorporated herein by reference from Item 5 and Pages P-1 through P-3 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996:

                           Pro Forma Combined Statement of Operations for the year ended June 30, 1996 and for the six months ended December 31, 1996
                           Notes to Unaudited Pro Forma Combined Financial Statements